UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 1, 2019 (February 28, 2019)

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices)

(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2019, Caesars Entertainment Corporation (the “Company”) entered into a definitive Director Appointment and Nomination Agreement (the “Agreement”) with Carl C. Icahn, Keith Cozza, Courtney Mather, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP and Beckton Corp. (collectively, the “Icahn Group”). The following is a summary of the terms of the Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the Agreement, effective as of March 1, 2019, (a) each of John Boushy, Matthew Ferko and Christopher Williams resigned from the Board of Directors of the Company (the “Board”) and (b) each of James Nelson (the “New Independent Director”), Courtney Mather and Keith Cozza (Messrs. Mather and Cozza, collectively, the “Initial Icahn Designees”) were appointed to the Board to fill the resulting vacancies. Concurrently with their appointments to the Board, (w) Messrs. Cozza and Mather were appointed to the Strategy and Finance Committee of the Board and the Ad Hoc CEO Search Committee of the Board, (x) Mr. Nelson was appointed to the Audit Committee of the Board, (y) Mr. Mather was appointed to the Compensation and Management Development Committee of the Board and (z) Mr. Cozza was appointed to the Governance and Corporate Responsibility Committee of the Board. In connection with their appointment to the Board, the Board determined that each of Messrs. Nelson, Mather and Cozza qualified as an independent director under the listing rules of Nasdaq. The Initial Icahn Designees and the New Independent Directors will receive the same compensation as the Company’s other non-employee directors, which is described in the Company’s definitive proxy statement for its 2018 annual meeting of stockholders (the “2018 Proxy Statement”) on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 10, 2018.

In addition, unless, on or prior to April 15, 2019, (a) the Board has approved and appointed a new Chief Executive Officer of the Company and (b) the Initial Icahn Designees each voted in favor of approving or otherwise consented in writing to such appointment, on April 15, 2019 the Company will (i) procure and accept the resignation of one director from the Board (other than the New Independent Director or the Initial Icahn Designees) and (ii) appoint an additional director proposed by the Icahn Group (the “Additional Icahn Designee” and, together with the Initial Icahn Designees, the “Icahn Designees” and each an “Icahn Designee”).

Additionally, subject to certain restrictions and requirements contained in the Agreement, (x) the Company’s slate of nominees for election to the Board at the 2019 annual meeting of stockholders of the Company (the “2019 Annual Meeting”) will consist of no more than eight (8) individuals (collectively, the “2019 CZR Slate”), including each of the Icahn Designees, and (y) the Icahn Group will have certain replacement rights in the event one of the New Independent Directors or an Icahn Designee resigns or is otherwise unable to serve as a director (other than as a result of not being nominated by the Company for an annual meeting subsequent to the 2019 Annual Meeting). As long as the Icahn Group has a “net long” position, as defined in the Agreement, in at least five percent (5%) of the total outstanding shares of the Company’s common stock, the Board shall not increase the size of the Board above twelve (12) directors (each having one (1) vote on all matters).

Further, the Company agrees (a) not to create a separate executive committee of the Board or any other committee with functions similar to those customarily granted to an executive committee, (b) not to form any new committee without offering at least one (1) Icahn Designee (or, if such committee has more than three (3) members, at least two (2) Icahn Designees) the opportunity to be a member of such committee, and (c) that, with respect to any Board consideration of appointment and employment of executive officers, mergers, acquisitions of material assets, dispositions of material assets, or other extraordinary transactions, such consideration, and voting with respect thereto, shall take place only at the full Board level or in committees of which one (1) of the Icahn Designees is a member. The Company also agrees to submit a resolution to its stockholders at the 2019 Annual Meeting to (x)

amend the Company’s Second Amended and Restated Certificate of Incorporation (“Charter”) to provide for rights plan amendment, as defined in the Agreement, and (y) amend the Charter and the Company’s Bylaws to provide for the special meeting amendment, as defined in the Agreement, and to use reasonable best efforts to cause such amendments to be adopted by the stockholders at the 2019 Annual Meeting.

In addition, upon the terms and subject to the conditions set forth in the Agreement, the Icahn Group is bound by voting agreements and standstill restrictions. In particular: (a) at the 2019 Annual Meeting, the Icahn Group agrees to vote all of its shares of common stock of the Company in favor of the election of the 2019 CZR Slate, against any directors nominated by any other person, in favor of the appointment of the Company’s auditors and in favor of the rights plan amendment and the special meeting amendment, each as defined in the Agreement; (b) at any annual meeting of stockholders subsequent to the 2019 Annual Meeting at which the Board has agreed to nominate the Icahn Designees and the New Independent Directors and such individuals have consented to such nomination, the Icahn Group agrees to vote in favor of each of the directors nominated by the Board, against any directors nominated by any other person and in favor of the appointment of the Company’s auditors; and (c) at any special meeting of the stockholders that includes a proposal to remove or replace directors or to expand the Board (so long as the Icahn Designees and the New Independent Director are members of the Board at the time of such meeting), the Icahn Group agrees to vote in favor of each directors nominated by the Board and against any directors nominated by any other person.

If at any time the Icahn Group ceases to hold a “net long” position, as defined in the Agreement, in at least (a) five (5%) of the total outstanding shares of the Company’s common stock, the Icahn Group will cause one Icahn Designee to promptly resign from the Board and any committee of the Board on which he or she then sits and (b) three percent (3%) of the total outstanding shares of the Company’s common stock, the New Independent Director will promptly resign, and the Icahn Group will cause each Icahn Designee to promptly resign, from the Board and any committee of the Board on which he or she then sits; provided, that the shares of the Company’s common stock underlying the Company’s convertible notes outstanding as of March 1, 2019 shall not be included for purposes of such calculation.

In conjunction with the Agreement, (a) the Board approved and adopted an Amendment to the Bylaws of the Company, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference, and (b) the Company and the Icahn Group have also entered into a Confidentiality Agreement, the form of which is included as Exhibit D to the Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the press release issued by the Company regarding these events is filed as Exhibit 99.2 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting of the Board held on February 28, 2019, the Board approved and adopted effective as of such date amendments to the Company’s Bylaws with the following effect:

The Rights Plan Amendments

•

As long as the Icahn Group has a “net long” position, as defined in the Agreement, in at least three percent (3%) of the total outstanding shares of the Company’s common stock, any rights plan, as defined in the Agreement, adopted by the Board shall have a triggering “Acquiring Person” beneficial ownership threshold of twenty percent (20%) or higher; provided, that, subject to specified conditions, the Board may, with the approval of the Icahn Designees (so long as there are Icahn Designees serving on the Board), adopt a rights plan a with a lower “Acquiring Person” beneficial ownership threshold to protect the Corporation’s net operating losses.

•

If the Board adopts a rights plan, as defined in the Agreement, such rights plan will be put to a vote of stockholders within one hundred thirty-five (135) days of the date of such adoption or it will automatically terminate.

The Special Meeting Amendments

•

Article II, Section 3 of the By-Laws of the Company is restated such that a special meetings of stockholders may only be called by a majority of the entire Board or stockholders holding an aggregate of at least fifteen percent (15%) of the outstanding shares of the Company’s common stock.

The foregoing description of the amendments do not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Bylaws of the Company, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

On March 1, 2019, the Company issued a press release announcing the Company’s entry into the Agreement with the Icahn Group and announcing the appointments of the Initial Icahn Designees to the Board and the resignations of three existing members of the Board. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2019 Annual Meeting. The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2019 Annual Meeting (the “2019 Proxy Statement”), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE 2019 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2019 Proxy Statement and other materials to be filed with the SEC in connection with the 2019 Annual Meeting. Information relating to the foregoing can also be found in the Company’s 2018 Proxy Statement. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2018 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2019 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2019 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (https://investor.caesars.com/annuals-and-proxies) or by contacting Investor Relations by phone at 800-318-0047, by email at Investor_Inquiries@caesars.com or by mail at Caesars Investor Relations, 1 Caesars Palace Drive, Las Vegas, Nevada 89109.

Caution Concerning Forward Looking Statements

Information in this report contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on our current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “present,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this report. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this report, are necessarily estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in our filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Bylaws of Caesars Entertainment Corporation

99.1	Director Appointment and Nomination Agreement, dated March 1, 2019, by and between Caesars Entertainment Corporation, Carl C. Icahn, Keith Cozza, Courtney Mather, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP and Beckton Corp

99.2	Press Release Regarding Director Appointment and Nomination Agreement, dated March 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: March 1, 2019	By:	/s/ MICHELLE BUSHORE
	Name:	Michelle Bushore
	Title:	Senior Vice President and Chief Governance and Transactional Officer